Supplement to the
Fidelity Freedom K® Funds
May 30, 2015
Prospectus

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds. All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

The following information replaces the similar information on the front cover.

Fund	Ticker
Fidelity Freedom K® Income Fund	FFKAX
Fidelity Freedom K® 2005 Fund	FFKVX
Fidelity Freedom K® 2010 Fund	FFKCX
Fidelity Freedom K® 2015 Fund	FKVFX
Fidelity Freedom K® 2020 Fund	FFKDX
Fidelity Freedom K® 2025 Fund	FKTWX
Fidelity Freedom K® 2030 Fund	FFKEX
Fidelity Freedom K® 2035 Fund	FKTHX
Fidelity Freedom K® 2040 Fund	FFKFX
Fidelity Freedom K® 2045 Fund	FFKGX
Fidelity Freedom K® 2050 Fund	FFKHX
Fidelity Freedom K® 2055 Fund	FDENX
Fidelity Freedom K® 2060 Fund	FDKNX
FF-K-16-01  April 3, 2016
1.900382.124